PHARMACEUTICAL RESOURCES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 12, 2002

TO THE SHAREHOLDERS:

    The 2002 Annual Meeting of Shareholders of Pharmaceutical Resources, Inc. (the "Company") will be held on Wednesday, June 12, 2002, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey at 10:00 a.m., local time, for the following purposes:

    1.To elect two Class III members of the Company's Board of Directors, which consists of seven members, to serve until the annual meeting of shareholders in 2005 and until their successors have been duly elected and qualified;

    2.To consider and act upon a proposal to amend the Company's 2001 Performance Equity Plan to increase the number of shares issuable under such Plan from 2,500,000 to 4,000,000 shares; and

    3.To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

    The Board of Directors has fixed the close of business on May 8, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2002 Annual Meeting of Shareholders (the "Meeting"). Only shareholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                        By Order of the Board of Directors


                                        Dennis J. O'Connor
                                        Secretary

May 10, 2002

   YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES IN PERSON.

                                 PROXY STATEMENT

                         PHARMACEUTICAL RESOURCES, INC.

                               One Ram Ridge Road
                          Spring Valley, New York 10977

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 12, 2002

                               GENERAL INFORMATION

    This Proxy Statement is being furnished to shareholders of Pharmaceutical Resources, Inc. (the "Company"), a New Jersey corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the 2002 Annual Meeting of Shareholders (the "Meeting"), and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting is to be held on June 12, 2002, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey at 10:00 a.m., local time.

    The principal executive offices of the Company are located at One Ram Ridge Road, Spring Valley, New York 10977, and its telephone number is (845) 425-7100. The accompanying proxy card and this Proxy Statement are being sent to shareholders of the Company on or about May 10, 2002.


SOLICITATION AND REVOCATION; QUORUM

    The accompanying proxy card is being solicited by and on behalf of the Board. The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made principally by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegraph. Such directors, officers and employees will not receive additional compensation for such solicitation, but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. The Company will reimburse brokers, custodians, nominees and fiduciaries for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The Company has also retained Innisfree M&A Incorporated to assist it in the distribution and solicitation of proxies for a nominal fee. It is estimated that the total costs for distributing and soliciting proxies will not be material.

    Any proxy given by a shareholder pursuant to this solicitation may be revoked by such shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a shareholder at the Meeting does not alone serve to revoke the proxy.

    The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, $.01 par value per share (the "Common Stock") will constitute a quorum. The accompanying proxy card is intended to permit a shareholder of record on May 8, 2002, to vote at the Meeting on the proposals described in this Proxy Statement, whether or not the shareholder attends the Meeting in person. Any person who acquires shares of record after the close of business on May 8, 2002 will not be entitled to vote such shares at the Meeting either by proxy or in person at the Meeting unless properly authorized by the record holder of such shares prior to voting such shares.

    The people named in the accompanying proxy card have been designated as proxies by the Board. Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of the two Class III nominees for director named herein and (ii) "FOR" the proposal to approve and adopt the amendment to the Company's 2001 Performance Equity Plan (the "2001 Plan"). In the event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which grant them authority to vote on any such matters) in accordance with their judgment. Directors will be elected by a plurality of the votes cast, the proposal to approve and adopt the amendment to the Company's 2001 Plan shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting, and approval of any other proposal at the Meeting will, subject to applicable law, require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

    Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange ("NYSE") are permitted to vote their clients' shares in their own discretion as to the election of directors and certain other "routine" matters (including the amendment to the Company's 2001
Plan) if the clients have not furnished voting instructions prior to the Meeting. Certain proposals may be "non-discretionary"; brokers who have received no instructions from their clients do not have discretion to vote on those proposals. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the Meeting, but are not considered "present" for purposes of voting on the non-discretionary proposals.

RECORD DATE; OUTSTANDING SHARES

    The Board has fixed the close of business on May 8, 2002 as the record date (the "Record Date") for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. An aggregate of 32,077,163 shares of Common Stock were outstanding at the close of business on the Record Date. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of voting securities entitled to vote at the Meeting, and the Company's shareholders do not have cumulative voting rights.

ANNUAL REPORT

    The Company's Form 10-K and Annual Report to Shareholders for the fiscal year ended December 31, 2001, which contain the Company's audited financial statements for fiscal year 2001, have been mailed to all persons who were shareholders of the Company as of the close of business on April 29, 2002.

                               SECURITY OWNERSHIP

    The following tables set forth, as of the close of business on the Record Date, the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock (based solely upon filings by said persons with the Securities and Exchange Commission (the "Commission") on Schedule 13D or Schedule 13G pursuant to
Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (ii) each current director and nominee for election as a director of the Company, (iii) the Named Executives, as defined in the "Executive Compensation" section of this Proxy Statement, and (iv) all directors and current executive officers of the Company, as a group (based solely in respect of clauses (ii), (iii) and (iv) upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of an equity security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any equity securities that the person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

                                                         Shares of    % of
                                                         Common      Common
                  NAME OF BENEFICIAL OWNER               Stock        Stock
                  ------------------------               -----        -----


     John P. Curran (1)
     Curran Partners, L.P. (1).................        2,463,764       7.7%

     Janus Capital Corporation(2)
     Thomas H. Bailey(2)
     Janus Global Life Sciences................        2,346,765       7.3%
     Fund(2)...................................

     INVESCO Funds Group, Inc.(3)..............        1,690,360       5.3%

     FMR Corp.(4)
     Edward C. Johnson 3d(4)
     Abigail P. Johnson(4).....................        1,631,170       5.1%



(1) The business address of John P. Curran and Curran Partners, L.P. is 237 Park Avenue, New York, NY 10017. Mr. Curran and Curran Partners, L.P. share voting and dispositive power of 1,753,670 shares of Common Stock, and Mr. Curran has sole voting and dispositive power of an additional
      710,094 shares of Common Stock. Mr. Curran is the General Partner of Curran Partners, L.P.

(2) The business address of Janus Capital Corporation, Thomas H. Bailey and Janus Global Life Sciences Fund is 100 Fillmore Street, Denver, CO 80206-4923. Janus Capital Corporation is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and may be deemed to be the beneficial owner of 2,346,765 shares of Common Stock held by various individual and institutional clients ("managed portfolios"). Mr. Bailey serves as Chairman, President and Chief Executive Officer of Janus Capital Corporation, and may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Janus Capital Corporation may have with respect to the shares as a result of such position. Janus Global Sciences Fund is an investment company registered under the Investment Company Act of 1940, as amended, and one of the managed portfolios to which Janus Capital Corporation provides investment advice. Janus Global Sciences Fund is deemed the beneficial owner of 1,670,120 shares of Common Stock.

(3) The business address of INVESCO Funds Group, Inc. is 4350 South Monaco Street, Denver, CO 80237. INVESCO is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

(4) The business address of FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson is 82 Devonshire Street, Boston, MA 02109. Fidelity Management and Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is the beneficial owner of 1,576,470 shares or 4.924% of the Common Stock. Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity and their investment funds (the "Funds") each has sole power to dispose of the 1,576,470 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined under the Securities Exchange Act of 1934, is the beneficial owner of 34,700 shares or 0.108% of the Common Stock as a result of its serving as an investment manager of certain institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 34,700 shares and sole power to vote or to direct the voting of 14,300 shares, and no power to vote or to direct the voting of 20,400 shares of Common Stock owned by the institutional account(s) reported above. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed under the Investment Company Act of 1940 to form a controlling group with respect to FMR Corp. Fidelity International Limited, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment  advisory  and  management  services  to a number  of  non-U.S.
      investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 20,000 shares or 0.062% of the Common Stock outstanding of the Company.


SECURITY OWNERSHIP OF MANAGEMENT

                                                           Shares of      % of
                                                            Common       Common
                   NAME OF BENEFICIAL OWNER                  Stock       Stock
                   ------------------------                ---------    --------

      Kenneth I. Sawyer(1)(2).........................      307,500     *

      Scott L. Tarriff (1)(2)(3)......................      155,500     *

      Dennis J. O'Connor(2)...........................       55,119     *

      Mark Auerbach(1)(2).............................       32,000     *

      Arie Gutman(1)..................................        2,750     *

                                                           Shares of      % of
                                                            Common       Common
                   NAME OF BENEFICIAL OWNER                  Stock       Stock
                   ------------------------                ---------    --------

      John D. Abernathy(1)............................        2,500     *

      Ronald M. Nordmann (1)..........................            0     *

      Peter S. Knight(1)..............................            0     *

      All directors and executive officers as a group       555,369     *
      (eight persons)(2)

------------------------
*    Less than 1%.
(1)  A current Director of the Company.
(2) Includes the following shares of Common Stock which may be acquired upon the exercise of options which are exercisable on or before July 7, 2002 under the Company's stock option plans: Mr. Sawyer - 307,500; Mr. Tarriff - 154,000; Mr. O'Connor - 53,500; Mr. Auerbach - 22,000; and all directors and executive officers as a group (eight persons) - 537,000.
(3)  Includes 1,500 shares held by his spouse.

     For the purposes of the foregoing table, the business address of each Director and Named Executive of the Company, is in care of Pharmaceutical Resources, Inc., One Ram Ridge Road, Spring Valley, New York 10977.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

DIRECTORS

     The Company's Certificate of Incorporation provides that its Board is divided into three classes, with the term of office of one class expiring each year. The Company's By-laws provide that the maximum number of directors is 15, with the exact number to be fixed by the Board. As a result of the sale by Merck KGaA and two affiliated entities of their entire ownership stake in the Company on September 6, 2001, four directors previously designated by Merck KGaA to serve on the Board resigned. On October 11, 2001, the Board filled one vacancy caused by the resignations by electing Peter S. Knight as a Class I director. On December 14, 2001, the Board filled two additional vacancies caused by the resignations by electing Scott L. Tarriff as a Class I director, and Ronald M. Nordmann as a Class III director. Effective April 19, 2002, the Board filled the final vacancy caused by the resignations by electing Arie Gutman as a Class III director. They join current Class II directors John D. Abernathy, Mark Auerbach and Kenneth I. Sawyer. The Class I directors have terms that expire in 2003, and Class II directors have terms that expire in 2004. Messrs. Nordmann and Gutman, the Class III directors, have terms that expire in 2002, and have been named as nominees for election as Class III directors at the Meeting. If Messrs. Nordmann and Gutman are elected to the Board at the Meeting, their terms will expire in 2005.

     Proxies in the accompanying form will be voted at the Meeting in favor of the election of the two Class III nominees listed on the accompanying proxy card, unless authority to do so is withheld as to a specified nominee or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named herein. Each of the two Class III nominees has consented to serve as a director of the Company if elected. In the unexpected event that any of such nominees are unable to, or for good reason will not, serve as a director, it is intended that proxies will be voted for the election of substitute nominee(s). Directors will be elected by a plurality of the votes cast by the holders of shares who are present at the Meeting in person or by proxy.

     The following table sets forth certain information with respect to each nominee for election as a Class III director of the Company at the Meeting and the year each was first elected as a director:

Class III

NAME                                AGE (AS OF 5/8/02)   YEAR OF FIRST ELECTION
----                                ------------------   ----------------------

Ronald M. Nordmann(1)(2)(3).................60                   2001

  Since October 2000,  Co-President
  of Global Health Associates, LLC,
  a provider of consulting services
  to   the    pharmaceutical    and
  financial  services   industries.
  From  September  1994 to December
  1999,  a  partner  and  portfolio
  manager at Deerfield  Management,
  a health care hedge fund.  Also a
  director   of  Boron,   LePore  &
  Associates,     Inc.,    Guilford
  Pharmaceuticals  Inc.  and  Shire
  Pharmaceuticals Group plc.

Arie Gutman.................................48                   2002

  Since 1991  President of FineTech
  Ltd., an Israeli  company,  which
  as of  April  19,  2002  became a
  wholly-owned  subsidiary  of  the
  Company.      FineTech      Ltd.,
  manufactures  synthetic  chemical
  processes    utilized    in   the
  pharmaceutical industry.

     The following table sets forth certain information with respect to the Class I (whose terms expire in 2003) and Class II directors (whose terms expire in 2004), and the year each was first elected as a director:

CLASS I

NAME                                AGE (AS OF 5/8/02)   YEAR OF FIRST ELECTION
----                                ------------------   ----------------------

Peter S. Knight(1)(2)(3)....................51                   2001

  Since November,  2001, a managing
  director of MetWest Financial,  a
  Los      Angeles-based      asset
  management holding company.  From
  January  2000 to October  2001, a
  principal    in   Sage    Venture
  Partners,   a  telecommunications
  investment  firm.  From  1991  to
  1999 a partner of Wunder, Knight,
  Forscey &  DeVierno,  a law firm.
  Also a  director  of the  Whitman
  Education     Group,      Medicis
  Pharmaceutical       Corporation,
  EntreMed,  Inc.  and the Schroder

  Mutual  Fund and Hedge Fund Group
  and the Terry  Sanford  Institute
  of   Public    Policy   at   Duke
  University.

Scott L. Tarriff............................42                   2001

  Since September  2001,  President
  and Chief  Executive  Officer  of
  Par  Pharmaceutical,   Inc.  (the
  Company's   principal   operating
  subsidiary,   "Par")   and   from
  January   1998   Executive   Vice
  President  of the  Company.  From
  1995 to  1997,  Senior  Director,
  Marketing,  Business  Development
  and  Strategic  Planning,  of the
  Apothecon       division       of
  Bristol-Myers Squibb.

Class II

Kenneth I. Sawyer...........................56                   1989

  Since October  1990,  Chairman of
  the Board of the  Company.  Since
  October  1989,   Chief  Executive
  Officer  of  the  Company.   From
  October 1989 until  January 2001,
  President of the Company.

Mark Auerbach(1)(2)(3)......................64                   1990

  Since  June  1993,   Senior  Vice
  President  and  Chief   Financial
  Officer of Central Lewmar L.P., a
  distributor of fine papers.  From
  December  1995 to  January  1999,
  Chief   Financial    Officer   of
  Oakhurst Company, Inc., and Steel
  City  Products,   Inc.,   each  a
  distributor     of     automotive
  products,   and  Chief  Executive
  Officer of Oakhurst Company, Inc.
  from  December  1995 to May 1997.
  Also a director of Acorn  Holding
  Corp.

John D. Abernathy(1)(2)(3)..................65                   2001

  Since   January    1995,    Chief
  Operating Officer of Patton Boggs
  LLP,  a  law  firm.  Director  of
  Sterling   Construction  Company,
  Inc., a heavy civil  construction
  company, and Steel City Products,
  Inc., a distributor of automotive
  products.


(1) A member of the Compensation and Stock Option Committee of the Board.
(2) A member of the Audit Committee of the Board.
(3) A member of the Nominating Committee.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO CLASS III NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD AND COMMITTEE MEETINGS

     The Board met nine times during fiscal year 2001 which ended December 31, 2001. During fiscal year 2001, no current director attended fewer than 75% of the meetings of the Board or of its committees of which he was a member during fiscal year 2001. The Board has established three standing committees consisting of an Audit Committee, a Compensation and Stock Option Committee ( the "Compensation Committee") and a Nominating Committee. The following describes the current functions of such committees:

     The Audit Committee, which met three times during fiscal year 2001, reviews the internal and external audit functions of the Company, the financial statements of the Company and makes recommendations to the Board with respect to such matters. The Audit Committee also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board with respect to the selection of the Company's independent auditors. The Audit Committee is governed by the Company's Audit Committee Charter, a copy of which was attached to the Company's 2001 Proxy Statement. The Board has determined that the current composition of the Audit Committee satisfies the NYSE's requirements regarding the independence, financial literacy and experience of audit committees.

     The Compensation Committee was comprised of the entire Board during fiscal year 2001. In fiscal year 2001, the Board, in its role as the Compensation
Committee, acted on matters requiring Compensation Committee action at five of its Board meetings . The Board also acted by unanimous written consent on one additional matter requiring Compensation Committee action. The functions of the Compensation Committee are to set and approve salary and bonus levels of corporate officers and to administer the Company's 1990 Stock Incentive Plan, the 2000 Performance Equity Plan (the "2000 Plan"), and the 2001 Plan, including primary responsibility for the granting of options and other awards under such plans.

     The Nominating Committee, which was established in January 2002, recommends nominees to fill vacancies on the Board and considers responsible recommendations by the Company's stockholders of candidates to be nominated as directors of the Company. All recommendations of candidates made by the Company's stockholders must be in writing and addressed to the Secretary of the Company and must be received by the Company not less than 50 days nor more than 75 days prior to that year's annual meeting. By accepting a stockholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning the recommendation or to give the proponent thereof its reasons for any action or failure to act.

COMPENSATION OF DIRECTORS

     Effective January 8, 2002, directors who are not employees of the Company or any of its subsidiaries and who are deemed to be independent under the Audit Committee Rules of the NYSE receive an annual retainer of $24,000 (which includes payments for attending up to six meetings of the Board) for service on the Board. Each member who serves as a Chairman of a committee receives an additional annual retainer of $5,000 per chairmanship. Each member of a committee receives an additional annual retainer of $2,000 for each committee membership. On January 8, 2002, the Board approved an amendment to the Company's 1997 Directors' Stock Option Plan (the "Directors' Plan"), pursuant to which non-employee directors will be granted an automatic option each year to purchase 7,500 shares of Common Stock on the earlier to occur of the following: (i) the date on which shareholders of the Company elect directors at an annual meeting of shareholders or (ii) December 31 of each fiscal year. This amendment is retroactive and effective for directors elected as of October 11, 2001. Prior to the Board's amendment to the Directors' Plan, non-employee directors received one automatic option grant to purchase 5,000 shares of Common Stock each year but were also entitled to an annual grant of an option to purchase an additional 6,000 shares of Common Stock if, for such year, they owned at least 2,500 shares of issued Common Stock for each series of additional 6,000 options granted under the Directors' Plan. Directors who are employees of the Company received no additional remuneration for serving as directors or as members of committees of the Board. All directors are entitled to reimbursement for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings.

EXECUTIVE OFFICERS

     The  executive  officers  of the  Company  consist  of Mr.  Sawyer as Chief
Executive Officer and Chairman of the Board, Mr. Tarriff as Executive Vice President, and Dennis J. O'Connor as Vice President, Chief Financial Officer and Secretary. The executive officers of Par are Mr. Sawyer as Chairman, Mr. Tarriff as President and Chief Executive Officer and Mr. O'Connor as Vice President, Chief Financial Officer. Mr. O'Connor, age 50, has served as Vice President, Chief Financial Officer and Secretary of the Company since October 1996. From June 1995 to October 1996, he served as Controller of Par. The executive officer of FineTech, Ltd. consists of Arie Gutman as President and Chief Executive Officer.

                             EXECUTIVE COMPENSATION

     The following table sets forth information for fiscal years 2001, 2000 and 1999, in respect of compensation earned by the Chief Executive Officer of the Company and the two other most highly compensated executive officers of the Company and/or Par who earned over $100,000 in salary and bonus at the end of fiscal year 2001 (the "Named Executives"). The Company awarded or paid such compensation to all such persons for services rendered in all capacities during the applicable fiscal years.

                          SUMMARY COMPENSATION TABLE
                                        ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                        -------------------                    ----------------------
                                                                       RESTRICTED          SECURITIES
NAME AND                      FISCAL                                      STOCK            UNDERLYING       ALL OTHER
PRINCIPAL POSITION              YEAR      SALARY ($)     BONUS($)      AWARDS($)(1)     OPTIONS(#)(2)     COMPENSATION($)
------------------            ------      ----------     --------      ------------     -------------     ---------------
Kenneth I. Sawyer               2001       $397,088      $55,000           -            325,000            $179,943(3)
Chief Executive                 2000       $355,175            -           -                  -            $176,482(3)
Officer and Chairman            1999       $350,000            -           -                  -            $132,464(3)

Scott L. Tarriff                2001       $220,510      $50,000           -            295,000              $5,332(4)
Executive Vice President;       2000       $185,000      $42,000           -                  -              $5,318(4)
President and Chief             1999       $185,000      $50,000           -                  -              $3,574(4)
Executive Officer of Par

Dennis J. O'Connor              2001       $158,077      $50,000           -            165,000              $5,308(5)
Vice President                  2000       $150,700       $5,000           -             30,000              $3,506(5)
Chief Financial                 1999       $143,150           -            -                  -              $2,199(5)
Officer and Secretary

(1) The Named Executives did not hold any shares of restricted stock at the end of fiscal year 2001.

(2) Includes options granted to Messrs. Sawyer, Tarriff and O'Connor under the Company's various stock option plans.

(3) Includes insurance premiums paid by the Company for term life insurance for the benefit of Mr. Sawyer of $93, $74 and $74, respectively, for the fiscal years 2001, 2000 and 1999 and $5,250 for contributions to the Company's 401k Plan for each of the fiscal years 2001 and 2000. In addition, includes $129,477 for each of the fiscal years 2001, 2000 and 1999 for the forgiveness of a loan from the Company and $43,569 and $43,509, respectively, paid to Mr. Sawyer in fiscal years 2001 and 2000 pursuant to his employment agreement for annual cost of living increases since 1996. Also includes $1,554, $1,681 and $2,913 in fiscal years 2001, 2000 and 1999, respectively, for the maximum potential estimated dollar value of the Company's portion of insurance premium payments from a split-dollar life insurance policy as if premiums were advanced to Mr. Sawyer without interest until the earliest time the premiums may be refunded by Mr. Sawyer to the Company.

(4) Includes $82, $68 and $68, respectively, for insurance premiums paid by the Company for term life insurance for the benefit of Mr. Tarriff for fiscal years 2001, 2000 and 1999 and $5,250, $5,250 and $3,506, respectively, for contributions to the Company's 401k Plan for fiscal years 2001, 2000 and 1999.

(5) Includes $58, $56 and $53, respectively, for insurance premiums paid by the Company for term life insurance for the benefit of Mr. O'Connor for fiscal years 2001, 2000 and 1999 and $5,250, $3,450 and $2,146, respectively, for contributions to the Company's 401k Plan for fiscal years 2001, 2000 and 1999.

     The following table sets forth stock options granted to the Named Executives during fiscal year 2001.


                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                           INDIVIDUAL GRANTS                      PRICE APPRECIATION FOR OPTION TERM
                                           -----------------                      ----------------------------------
                         SHARES       % OF TOTAL
                       UNDERLYING   OPTIONS GRANTED
                        OPTIONS       TO EMPLOYEES IN   EXERCISE    EXPIRATION
NAME                    GRANTED(#)   FISCAL YEAR (1)    PRICE ($)       DATE         0%($)     5%($)        10%($)
----                    ----------   ---------------    ---------   ----------       -----     -----        ------
Kenneth I. Sawyer (2)   275,000           11.00%          $30.550     9/20/11          -    $5,283,501   $13,389,429
Kenneth I. Sawyer (3)    50,000            2.00%          $7.625      1/11/11          -    $  239,766   $  607,614
Scott L. Tarriff (4)    275,000           11.00%          $30.550     9/20/11          -    $5,283,501   $13,389,429
Scott L. Tarriff (3)     20,000             .80%          $7.625      1/11/11          -    $   95,906   $  243,046
Dennis J. O'Connor (4)  150,000            6.00%          $30.550     9/20/11          -    $2,881,910   $ 7,303,325
Dennis J. O'Connor (3)   15,000             .60%          $7.625      1/11/11          -    $   31,600   $    69,827

(1) Represents the percentage of total options granted to employees of the Company during fiscal year 2001.
(2) Represents options granted on September 21, 2001 pursuant to the 2001 Plan. A third of such options become exercisable on each anniversary date of the grant over the next three years.
(3) Represents options granted on January 12, 2001 pursuant to the 2000 Plan. A fifth of such options become exercisable on each anniversary date of the grant over the next five years.
(4) Represents options granted on September 21, 2001 pursuant to the 2001 Plan. A fourth of such options become exercisable on each anniversary date of the grant over the next four years.

     The following table sets forth certain information with respect to the number of stock options exercised by the Named Executives during fiscal year 2001 and, as of December 31, 2001, the number of unexercised stock options and the value of in-the-money options held by the Named Executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                  OPTIONS AT FY-END (#)           AT FY-END ($)(1)
                                                  ---------------------           ----------------
                        SHARES
                     ACQUIRED ON    VALUE
NAME                 EXERCISE (#)  REALIZED($)  EXERCISABLE UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
----                 ------------  -----------  ----------- -------------     ----------- -------------
Kenneth I. Sawyer      202,500     $7,396,364     297,500      325,000       $9,386,125   $2,202,500
Scott L. Tarriff       50,000      $1,857,840     150,000      295,000       $4,845,000   $1,417,250
Dennis J. O'Connor     23,334       $587,524       50,500      182,000       $1,563,400   $1,365,725

(1)     Based upon the closing price of the Common Stock on December 31, 2001 of $33.80.

EMPLOYMENT AGREEMENTS AND TERMINATION ARRANGEMENTS

     The Company and Mr. Sawyer entered into an amended and restated employment agreement, dated as of January 4, 2002 (the "Amended Agreement"), which provides for Mr. Sawyer to remain as the Company's chief executive officer ("CEO") and Chairman of the Board ("Chairman") until terminated pursuant to any of the following: (i) prior written notice of termination by either Mr. Sawyer or the Company as specified in the Amended Agreement, (ii) a Change of Control (as such term is defined in the Amended Agreement), (iii) the election by the Board of a new CEO and (iv) the death or disability of Mr. Sawyer. As long as Mr. Sawyer is employed under the agreement as CEO, he will be paid a base annual salary equal to $403,468 as of the current year, which takes into account the annual increase provided for by the Amended Agreement (based on the Consumer Price Index).

     The Amended Agreement provides for certain payments and benefits upon the election of a new CEO or a termination of his employment, and it contemplates that Mr. Sawyer may remain as Chairman for successive one-year periods following the termination of his duties as CEO. Upon the earlier occurrence of either (i) the election of a new CEO or (ii) the termination of Mr. Sawyer's employment with the Company for any reason, Mr. Sawyer is entitled to a one-time single lump sum payment of $1,000,000. In the event Mr. Sawyer remains as Chairman following the election of a new CEO, the Company, aside from the one-time $1,000,000 payment, shall provide Mr. Sawyer with a base salary of $250,000 in return for a commitment from Mr. Sawyer that he will devote up to (50%) percent of his business time to the Company as its Chairman. Mr. Sawyer will be permitted to engage in other employment activities so long as such activities do not directly compete with the Company's business.

     The Amended Agreement also provided for a (i) transfer to Mr. Sawyer of ownership of two life insurance policies currently maintained by the Company on Mr. Sawyer and (ii) single lump sum payment to Mr. Sawyer (calculated pursuant to his current base salary) which was made on February 28, 2002 equal to forty-five (45) days of vacation time previously accrued and unused by Mr. Sawyer.

     Upon termination of Mr. Sawyer's employment for Cause (as such term is defined in the Amended Agreement), or by reason of his death or disability, the Company will pay Mr. Sawyer, or his estate, as the case may be, his base salary through the termination date. Upon termination of Mr. Sawyer's employment without Cause by the Company or for the Company's material breach, Mr. Sawyer will be paid a single lump sum payment as follows: (i) if during Mr. Sawyer's tenure as CEO, an amount equal to his unpaid and owed base salary through December 31 of the year of the termination date or (ii) if Mr. Sawyer is employed solely as Chairman, an amount equal to his unpaid and owed base salary period through the duration of the twelve (12) month term that he was elected to serve as Chairman. In addition, regardless of the reason for the termination of Mr. Sawyer's employment, the Company will pay for two years from the termination date all life insurance, medical, health and accident, and disability plans and programs for his benefit.

     The Company entered into an employment agreement with Mr. Tarriff, dated February 20, 1998. Mr. Tarriff's agreement provided for an initial base salary of $185,000 annually, subject to review on an annual basis and adjustment to reflect performance and responsibilities. In addition, the employment agreement provides that Mr. Tarriff is eligible for an annual bonus, consistent with Company policy, based on performance. Mr. Tarriff is entitled to receive a severance payment equal to one year of his then current salary less any amount of compensation paid by a new employer for the balance of the year from the termination date. In connection with his employment by the Company, Mr. Tarriff was granted options to purchase 200,000 shares of Common Stock at an exercise price of $1.50. On July 12, 2001, the Board authorized the increase of the amount of the severance payment to be made to Mr. Tarriff to an additional six months in the event of termination between July 2001 and July 2002.

     The Company entered into a severance agreement with Mr. O'Connor, dated October 23, 1996. The agreement provides, with certain limitations, that upon the termination of Mr. O'Connor's employment by the Company for any reason other than for cause or by Mr. O'Connor for good reason or following a change of control (as such terms are defined in the agreement), Mr. O'Connor is entitled to receive a severance payment. The amount of the payment is to be equal to twelve months of his salary at the date of termination. On July 12, 2001, the Board authorized the increase of the amount of the severance payment to be made to Mr. O'Connor to an additional six months in the event of termination between July 2001 and July 2002.

     Under the stock option agreements with Messrs. Sawyer, O'Connor and Tarriff, any unexercised portion of the options becomes immediately exercisable in the event of a change of control (as such term is defined in their respective agreements).

PENSION PLAN

     The Company maintains a defined benefit plan (the "Pension Plan") intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Effective October 1, 1989, the Company ceased benefit accruals under the Pension Plan with respect to service after such date. The Company intends that distributions will be made, in accordance with the terms of the Pension Plan, to participants as of such date and/or their beneficiaries. The Company will continue to make contributions to the Pension Plan to fund its past service obligations. Generally, all employees of the Company or a participating subsidiary who completed at least one year of continuous service and attained 21 years of age were eligible to participate in the Pension Plan. For benefit and vesting purposes, the Pension Plan's "Normal Retirement Date" is the date on which a participant attains age 65 or, if later, the date of completion of 10 years of service. Service is measured from the date of employment. The retirement income formula is 45% of the highest consecutive five-year average basic earnings during the last 10 years of employment, less 83 1/3% of the participant's Social Security benefit, reduced proportionately for years of service less than 10 at retirement. The normal form of benefit is life annuity, or for married persons, a joint survivor annuity. None of the Named Executives had any years of credited service under the Pension Plan.

     The Company has a defined contribution, social security integrated Retirement Plan (the "Retirement Plan"), which provides retirement benefits to eligible employees as defined in the Retirement Plan. The Company suspended employer contributions to the Retirement Plan effective December 30, 1996. Consequently, participants in the Retirement Plan are no longer entitled to any employer contributions under such plan for 1996 or subsequent years. The Company also maintains a Retirement Savings Plan (the "Retirement Savings Plan") whereby eligible employees are permitted to contribute from 1% to 25% of their compensation to the Retirement Savings Plan. The Company contributes an amount equal to 50% of the first 6% of compensation contributed by the employee. Participants of the Retirement Savings Plan become vested with respect to 20% of the Company's contributions for each full year of employment with the Company and thus become fully vested after five full years. In fiscal year 1998, the Company merged the Retirement Plan into the Retirement Savings Plan. In September 2001, the Company made a contribution to the Retirement Savings Plan of approximately $200,000 for fiscal year 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Effective January 8, 2002, the Company's Compensation Committee consists of Messrs. Knight (Chairman), Abernathy, Auerbach and Nordmann. None of such committee members are, or were ever, executive officers or employees of the Company. During the last fiscal year, the entire Board of Directors served as members of the Compensation Committee by virtue of their being members of the Board. Other than Mr. Sawyer, none of such members are, or were ever, executive officers or employees of the Company.

     In December 2001, the Company committed to making an equity investment of $2,400,000 over a period of time in HighRapids, Inc. ("HighRapids"), a Delaware corporation and software developer. HighRapids is the surviving corporation of a merger with Authorgenics, Inc., a Florida corporation. The Company's cash infusion will be utilized by HighRapids for working capital and operating expenses. Through December 31, 2001 the Company had invested $128,000 of its $2,400,000 commitment. At December 31, 2001, the Company held approximately 19% of the outstanding voting common stock of HighRapids and has the exclusive right to market to the pharmaceutical industry certain laboratory software currently in development. Mr. Sawyer is the President, Chief Executive Officer and a director of HighRapids. Messrs. Sawyer and Auerbach, a director of the Company, each hold shares of HighRapids common stock (less than 1%), which were acquired prior to the foregoing commitment of the Company.

     At various times during fiscal years 1996 and 1997, the Company made unsecured loans to Mr. Sawyer. Such loans were evidenced by a single promissory note bearing interest at the rate of 8.25% per annum. As of December 31, 2001, no amounts related to the loans were outstanding. As part of Mr. Sawyer's compensation, the Company agreed to forgive the note over a three-year period, provided that Mr. Sawyer was employed by the Company.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee approves the policies and programs pursuant to which compensation is paid or awarded to the Company's executive officers and key employees. In reviewing overall compensation for fiscal year 2001, the Compensation Committee focused on the Company's objectives to attract executive officers of high caliber from larger, well-established pharmaceutical manufacturers, to retain the Company's executive officers, to encourage the highest level of performance from such executive officers and to align the financial interests of the Company's management with that of its shareholders by offering awards that can result in the ownership of Common Stock. The Company did not utilize specific formulae or guidelines in reviewing and approving executive compensation.

     ELEMENTS OF EXECUTIVE OFFICER COMPENSATION PROGRAM. The key elements of the Company's executive officer compensation program consist of base salary, annual bonus, stock options and other incentive awards through participation in the Company's various option plans. In awarding or approving compensation to executive officers in fiscal year 2001, the Compensation Committee considered the present and potential contribution of the executive officer to the Company and the ability of the Company to attract and retain qualified executive officers in light of the competitive environment of the Company's industry and the Company's financial condition.

     BASE SALARY AND ANNUAL BONUS. Base salary and annual bonus for executive officers are determined by reference to Company-wide and individual performances for the previous fiscal year. The factors considered by the Compensation Committee included both strategic and operational factors, such as efforts in responding to regulatory challenges, in exploring strategic alternatives for the Company, in research and development, in reviewing and implementing updated systems and operational procedures, as well as the Company's financial performance. In addition to Company-wide measures of performance, the Compensation Committee considers those performance factors particular to each executive officer, including the performance of the area for which such officer had management responsibility and individual accomplishments.

     Base salaries for executive officers were determined primarily by reference to industry norms, the principal job duties and responsibilities undertaken by such persons, individual performance and other relevant criteria. Base salary comparisons for most executive officers were made to a group of pharmaceutical manufacturers in the United States. Such group was selected by the Compensation Committee based upon several factors, including, but not limited to, the duties and responsibilities of the executive officer used in the comparison, size and complexity of operations, reputation and number of employees of other companies. With respect to Mr. Sawyer, the Company's Chief Executive Officer, a comparison was made by an independent consulting firm, prior to his employment, to generic pharmaceutical companies and turnaround situations selected by the consulting firm. The Compensation Committee annually reevaluates whether or not any adjustments are necessary to reflect compensation for executive officers of similar entities such as the Company. In keeping with its goal of recruiting executive officers from larger, well-established pharmaceutical manufacturers, the Compensation Committee considered the performance of the companies used in the comparisons, as measured by their quality and regulatory profile, as well as competitive necessity in determining base salaries. The Compensation Committee considered it appropriate and in the best interest of the Company and its shareholders to set the levels of base salary for the Company's Chief Executive Officer and other executive officers at the median of comparable companies in order to attract and retain high caliber managers for the Company so as to position the Company for future growth and improved performance.

     The Compensation Committee, in determining the annual bonuses to be paid to the Company's executive officers for fiscal year 2001, considered the individual's contribution to the Company's performance as well as the Company's financial performance and assessments of each executive officer's participation and contribution to the other factors described above, as opposed to determination by reference to a formal, goal-based plan. The non-financial measures varied among executive officers depending upon the operations under their management and direction.

     STOCK OPTIONS AND OTHER AWARDS. The Company's 2000 Plan, as amended by the Board to be a non-qualified, broad-based option plan not subject to shareholder approval, provides for stock option and other equity-based awards. The Company's 2001 Plan, which was approved by the Company's shareholders at the annual meeting on July 12, 2001, provides for stock option and other equity-based awards. Under such Plans, the size of each award and the persons to whom such awards are granted is determined by the Compensation Committee based upon the nature of services rendered by the executive officer, the present and potential contribution of the grantee to the Company and the overall performance of the Company. The Compensation Committee believes that grants of stock options will enable the Company to attract and retain the best available talent and to encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. Stock options and other equity-based awards provide executive officers with the opportunity to acquire equity interests in the Company and to participate in the creation of shareholder value and benefit correspondingly with increases in the price of the Common Stock.

     COMPENSATION COMMITTEE'S ACTIONS FOR FISCAL YEAR 2001. In determining the amount and form of executive officer compensation to be paid or awarded for fiscal year 2001, the Compensation Committee considered the criteria discussed above. Based upon the Compensation Committee's review of the Company's performance following the conclusion of fiscal year 2001, the Company granted a cash bonus to Messrs. Tarriff and O'Connor, two of the Named Executives, in the amount of $50,000 each.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee approved an employment agreement in October 1992 for Mr. Sawyer, which agreement was amended in April 1998 and further amended on January 12, 2001. In approving such employment agreement, the Compensation Committee authorized a base annual salary for Mr. Sawyer of $395,163. The employment agreement provides for an annual increase based on the Consumer Price Index during Mr. Sawyer's employment. Based upon the Compensation Committee's review of the Company's performance following the conclusion of fiscal year 2001, the Company granted a cash bonus to Mr. Sawyer in the amount of $55,000. On January 12, 2001, Mr. Sawyer was granted a non-qualified stock option, pursuant to the 2000 Plan, to purchase 50,000 shares of the Company's Common Stock, at an exercise price of $7.625. The terms of this option is for ten years and is exercisable as follows: 20% vesting upon the first anniversary of the date of grant, and an additional 20% vesting upon each anniversary thereafter until fully vested. In addition, on September 21, 2001, Mr. Sawyer was granted a non-qualified stock option, pursuant to the 2001 Plan, to purchase 275,000 shares of the Company's Common Stock, at an exercise price of $30.55. The terms of this option is for ten years and is exercisable as follows: 33-1/3% vesting upon the first anniversary of the date of grant, and an additional 33-1/3% vesting upon each anniversary thereafter until fully vested.

COMPENSATION AND STOCK OPTION COMMITTEE

     The  Compensation   Committee  members  currently  include  Messrs.  Knight
(Chairman), Abernathy, Auerbach and Nordmann. Mr. Sawyer, an officer and director of the Company; was a member of the Compensation Committee during fiscal year 2001. In addition, Thomas J. Drago, Matthew W. Emmens, Klaus H. Jander, Francis Michael J. Urwin, Stephen A. Ollendorff, Anthony S. Tabatznik and J. Neil Tabatznik, former members of the Board during 2001, were also members of the Compensation Committee while Board members during fiscal year 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     As a public company, the Company's directors, executive officer and more than 10% beneficial owners of the Company's Common Stock are subject to reporting requirements under Section 16(a) of the Exchange Act and are required to file certain reports with the Commission in respect of their ownership of Company securities. The Company believes that during fiscal year 2001, other than with respect to one report required to be filed by Mr. Sawyer, all such required reports were filed on a timely basis. Mr. Sawyer did not file a Form 4 transaction on a timely basis.

                             AUDIT COMMITTEE REPORT

      Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee reviewed and discussed the audited financial statements with both Company management and Arthur Andersen LLP, the Company's independent auditor during fiscal year 2001. Specifically, the Audit Committee has discussed with Arthur Andersen LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380).

      The Audit Committee received from Arthur Andersen LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Arthur Andersen LLP the issue of its independence from the Company.

      Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Arthur Andersen LLP noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10K for the fiscal year ended December 31, 2001.

      Fees for all services provided by Arthur Andersen LLP for fiscal year 2001 are as follows:

AUDIT FEES

      The Company paid Arthur Andersen LLP $214,000 in aggregate fees for professional services rendered for the audit of the Company's fiscal year 2001 annual consolidated financial statements and review of consolidated financial statements included in the Company's quarterly reports on Form 10-Q.

ALL OTHER FEES

      The Company paid Arthur Andersen LLP an additional $533,500 for other services, including tax compliance, tax and accounting consultation, stock option research and the audit of the Company's benefit plan, provided to the Company in fiscal year 2001.

      The Audit Committee has considered whether the provision of non-audit services by Arthur Anderson LLP was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Arthur Andersen LLP as the Company's independent auditors.

                                            AUDIT COMMITTEE:
                                            Mark Auerbach, Chairman
                                            John D. Abernathy
                                            Peter S. Knight
                                            Ronald M. Nordmann

PERFORMANCE GRAPH

     The graph below compares the cumulative total return of the Company's Common Stock with the cumulative total return of the NYSE Composite Index and the S&P(R) Health Care Drugs Index--Major Pharmaceuticals for the fiscal periods from September 30, 1996 to December 31, 2001, including the transition period ended December 31, 1998. The graph assumes $100 was invested on September 30, 1996 in the Company's Common Stock and $100 was invested on such date in each of the Indexes. The comparison assumes that all dividends were reinvested.

[GRAPHIC CHART OMITTED]

The bar chart contains the following plot points:

--------------------------------------------------------------------------------
COMPANY / INDEX                 SEP-96 SEP-97 SEP-98 DEC-98 DEC-99 DEC-00 DEC-01
--------------------------------------------------------------------------------
PHARMACEUTICAL RESOURCES, INC.   $100   $50    $100   $112   $116   $163   $795
--------------------------------------------------------------------------------
NYSE COMPOSITE INDEX             $100  $138    $143   $169   $188   $192   $176
--------------------------------------------------------------------------------
S&P Health Care Drugs Index-     $100  $152    $231   $264   $217   $299   $231
Major Pharmaceuticals
--------------------------------------------------------------------------------

            PROPOSAL II: APPROVAL AND ADOPTION OF AN AMENDMENT TO THE PHARMACEUTICAL RESOURCES, INC. 2001 PERFORMANCE EQUITY PLAN TO
   INCREASE THE NUMBER OF SHARES UNDER SUCH PLAN FROM 2,500,000 TO 4,000,000


      In April 2002, the Company's Board adopted, subject to shareholder approval at the Meeting, an amendment to the 2001 Plan (the "Amended 2001 Plan") providing for an increase in the number of shares of Common Stock reserved for issuance under the Amended 2001 Plan from 2,500,000 to 4,000,000 shares. The following summary of the Amended 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Amended 2001 Plan annexed hereto as Appendix A.

      The Board believes that in order to continue to attract and retain personnel of the highest caliber, provide increased incentive for officers and key employees and promote the well-being of the Company, it is in the best interests of the Company and its shareholders to continue to provide officers, key employees, prospective employees, independent agents and consultants of the Company and its subsidiaries, through the granting of stock awards, the opportunity to participate in the value and/or appreciation of the Company's Common Stock. In addition, the Company believes that in connection with any potential acquisition it may make, the opportunity for key employees of an acquired company to participate in the Amended 2001 Plan would provide such employees additional incentive to remain with the Company following an acquisition. The 2001 Plan has no remaining shares available for grant. Other than with respect to the number of shares eligible to be issued under the Amended 2001 Plan, the terms of the Amended 2001 Plan are identical to the existing 2001 Plan.

SUMMARY OF THE PLAN

      Subject to approval of the Amended 2001 Plan, the Amended 2001 Plan, authorizes the granting of incentive awards for up to 4,000,000 shares of Common Stock, subject to adjustment as described below. Incentive awards consist of stock options as described below. The shares available for incentive awards will be made available from either authorized and unissued shares or shares to be repurchased or otherwise acquired by the Company. Unless terminated earlier, the Amended 2001 Plan will expire at the close of business on the tenth anniversary of its effective date. Officers, key employees, prospective employees, independent agents and consultants of the Company and its subsidiaries will be eligible to receive incentive awards ("Eligible Persons"). As of May 8, 2002, the closing price of the Company's Common Stock was $22.05.

      The Amended 2001 Plan will be administered by the Compensation Committee, which will determine the people to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the Amended 2001 Plan.

TYPES OF INCENTIVE AWARDS

     INCENTIVE AND NONQUALIFIED OPTIONS. The Amended 2001 Plan provides both for "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") and for options not qualifying as Incentive Options ("Nonqualified Options"). The Compensation Committee shall determine the Eligible Persons to whom such Options may be granted.

      Pursuant  to the  Amended  2001 Plan,  the  Compensation  Committee  shall determine  the  exercise  price  for each  share  issued in  connection  with an
Incentive Option or a Nonqualified Option (collectively referred to as "Options"), but the exercise price of an Option shall in all cases not be less than 100% of the fair market value of Common Stock on the date the Option is granted to an Eligible Person (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations as the Compensation Committee may impose, in Common Stock of the Company.

      The Compensation Committee shall determine when Options may be exercised, which in no event shall be more than ten years from the date of grant (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not more than five years), and the manner in which each Option will become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not be transferred by the grantee other than by will, the laws of descent and distribution or pursuant to the express terms of the applicable agreement governing such Options.

OTHER TERMS AND CONDITIONS

      AGREEMENTS; TRANSFERABILITY. Options granted under the Amended 2001 Plan will be evidenced by agreements consistent with the Amended 2001 Plan in such form as the Compensation Committee may prescribe. Neither the Amended 2001 Plan nor agreements thereunder confer any right to continued employment upon any holder of an Option or the right to exercise Options. Further, all agreements will provide that the right to exercise Options cannot be transferred except by will, the laws of descent and distribution or pursuant to the express provisions of the applicable agreement.

     CHANGE OF CONTROL PROVISIONS. In the event of a "change of control" (as described in the Amended 2001 Plan) of the Company, unless a particular award agreement specifically provides otherwise, all outstanding Options shall immediately become exercisable in full.

      FORFEITURE FOLLOWING TERMINATION OF EMPLOYMENT. If, in the determination of the Compensation Committee the holder of an award, following the termination of employment, engages in conduct that breaches his or her loyalty to the Company, is in material competition with the Company, or is materially injurious to the Company, the Amended 2001 Plan provides for certain forfeiture provisions whereby the holder of such award would forfeit such award or the proceeds derived therefrom.

      AMENDMENTS AND TERMINATION. The Board may at any time, and from time to time, amend any of the provisions of the Amended 2001 Plan, and may at any time suspend or terminate the Amended 2001 Plan. However, no amendment shall be effective unless and until it has been duly approved by holders of the requisite number of outstanding shares of Common Stock if (i) it increases the aggregate number of shares of Common Stock which may be issued pursuant to the Amended 2001 Plan (except as described under the caption "Adjustment" below), or (ii) the failure to obtain such approval would adversely affect compliance of the Amended 2001 Plan with the requirements of any applicable law, rule or regulation. The Compensation Committee may amend the terms of any Option or other award theretofore granted under the Amended 2001 Plan. However, subject to the adjustments described below, no such amendment may be made by the Compensation Committee which in any material respect impairs the rights of a participant without such participant's consent.

     ADJUSTMENT. In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Amended 2001 Plan participant or a regular cash dividend), Common Stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Amended 2001 Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options granted under the Amended 2001 Plan, and in the number of shares subject to other outstanding awards granted under the Amended 2001 Plan as may be determined to be appropriate by the Compensation Committee in order to prevent the dilution or enlargement of rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED 2001 PLAN

      The following is a brief summary of the federal income tax aspects of awards to be made under the Amended 2001 Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be comprehensive or all-inclusive, and does not describe state, local, estate or other tax consequences.

      1. INCENTIVE OPTIONS. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

      If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

      Subject to certain exceptions for death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options" below.

      2. NONQUALIFIED OPTIONS. Except as noted below, with respect to Nonqualified Options (i) upon grant of the Option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares of Common Stock, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

APPROVAL

      Assuming a quorum is present at the Meeting, the Amended 2001 Plan shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

           THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL
                          AND ADOPTION OF PROPOSAL II.

                              INDEPENDENT AUDITORS

     Pursuant to a recommendation of the Audit Committee, the Company's Board of Directors has selected and retained the firm of Deloitte & Touche LLP to act as independent auditors for the Company for fiscal year ending December 31, 2002. In taking this action, the Audit Committee considered Deloitte & Touche LLP's independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Arthur Andersen LLP, who had been retained as the Company's independent auditors for more than the past two fiscal years, was dismissed on May 1, 2002. Representatives of Arthur Andersen LLP (the Company's independent auditor for fiscal year 2001 and the quarter ending March 31, 2002) are not expected to be present at the Meeting. However, representatives of Deloitte & Touche LLP (the Company's independent auditor for the current fiscal year) are expected to be present at the Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions. For the fiscal years ended December 31, 2000 and December 31, 2001, and through the date of this proxy statement, Arthur Andersen LLP's reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001, and through the date of this proxy statement, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the matter in their report.

     During the fiscal years ended December 31, 2000 and December 31, 2001 (and through the date of this proxy statement), with respect to the Board's decision to dismiss Arthur Andersen LLP, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principals for a specified transaction, completed or proposed, or the type of audit opinion that might be reflected on the Company's financial statements or on any other matter.

                                  OTHER MATTERS

    At the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote proxies on such matters in accordance with their judgment.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

    In accordance with the Company's By-laws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its shareholders that it did not receive notice by February 4, 2002 of any proposed matter to be submitted for shareholder vote at the Meeting, and, therefore, any proxies received in respect of the Meeting will be voted in the discretion of the Company's management on other matters which may properly come before the Meeting.

    Any proposal which is intended to be presented by any Company shareholder for action at the 2003 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company, at One Ram Ridge Road, Spring Valley, New York 10977, not later than February 3, 2003 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders.

    The Company further notifies its shareholders that if the Company does not receive notice by April 16, 2003 of a proposed matter to be submitted for shareholders vote at the 2003 Annual Meeting of Shareholders, proxies held by members of the Company's management for such Meeting may be voted, at the discretion of such management members, on matters that properly come before such Meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such Meeting.
                                        By Order of the Board of Directors

                                        Dennis J. O'Connor
                                        Secretary
Dated:  May 10, 2002

                                                                      APPENDIX A
                                                                      ----------
                         PHARMACEUTICAL RESOURCES, INC.
                          2001 PERFORMANCE EQUITY PLAN
                           (AS AMENDED APRIL 26, 2002)

SECTION 1. PURPOSE; DEFINITIONS.

1.1. PURPOSE. The purpose of the Pharmaceutical Resources, Inc. (the "Company") 2001 Performance Equity Plan (the "Plan"), adopted for the term set forth in Section 9 hereof, is to enable the Company to offer to its key employees and to key employees of its subsidiaries, and independent agents and consultants of the Company and its subsidiaries, Stock Options in the Company, thereby enhancing its ability to attract, retain and reward such key employees and individuals, and to increase the mutuality of interests between those employees and individuals and the shareholders of the Company.

The Company previously adopted the 1990 Stock Incentive Plan and the 2000 Performance Equity Plan (the "Prior Plans"). Awards granted under the Prior Plans prior to the effective date of this Plan ("Prior Awards") shall not be affected by the adoption of this Plan, and the Prior Plans shall remain in effect following the effective date to the extent necessary to administer the Prior Awards.

1.2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth herein:

               (a) "Agents" means those persons who are not employees of the Company or any subsidiary, including independent agents and consultants.

               (b) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

               (c)    "Board" means the Board of Directors of the Company.

               (d) "Change of Control" means a change of control of the Company pursuant to Section 6 hereof.

               (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

               (f)    "Committee"   means  the  Compensation  and  Stock  Option
Committee of the Board or any other committee of the Board which the Board may designate.

               (g) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

               (h)    "Company"   means   Pharmaceutical   Resources,   Inc.,  a
corporation organized under the laws of the State of New Jersey, and any successor thereto.

               (i)    "Disability"   means   disability  as   determined   under
procedures established by the Committee for purposes of the Plan.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

               (k) "Exchange Act Holder" means such officer or director or 10% beneficial owner of Common Stock subject to Section 16(b) of the Exchange Act.

               (l) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Committee shall determine.

               (m) "Holder" means an eligible employee, prospective employee or Agent of the Company or a Subsidiary who has received an award under the Plan.

               (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

               (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

               (p) "Plan" means this Pharmaceutical Resources, Inc. 2001 Performance Equity Plan, as hereinafter amended from time to time.

               (q) "Prior Awards" and "Prior Plans" shall have the respective meanings given to those terms in Section 1.1.

               (r) "Stock Option" or "Option" means any Non-Qualified Stock Option or Incentive Stock Option to purchase shares of Stock which is awarded pursuant to the Plan.

               (s)    "Subsidiary"   means  any  present  or  future  subsidiary
corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION 2. ADMINISTRATION.

2.1. COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of awards under the Plan with the requirements of Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or with the requirements of any other applicable law, rule or regulation.

2.2. POWERS OF COMMITTEE. The Committee shall have full authority to award Stock Options pursuant to the terms of the Plan, to eligible employees and prospective employees described under Section 4 hereof. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

               (a) to select the eligible employees, prospective employees and Agents to whom Stock Options may from time to time be awarded hereunder;

               (b) to determine the Incentive Stock Options and Non-Qualified Stock Options, if any, to be awarded hereunder to one or more eligible employees, prospective employees and Agents;

               (c) to determine the number of shares to be covered by each award granted hereunder;

               (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, settlement, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

               (e) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder; and

               (f) to determine the terms and conditions under which awards hereunder are to operate in conjunction with or apart from other equity awarded, and cash awards made by the Company or any Subsidiary outside of this Plan.

2.3. INTERPRETATION OF PLAN. Subject to Section 8 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

Notwithstanding any provision in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422. Subject to Section 7 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

SECTION 3. COMMON STOCK SUBJECT TO PLAN.

3.1. NUMBER OF SHARES. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 4,000,000 shares. In addition, Common Stock covered by any unexercised portions of terminated Options or Prior Awards (including canceled Options or Prior Awards), or Prior Awards which are otherwise surrendered by the Holder may again be subject to new awards under this Plan. The number of shares of Common Stock deemed to be issued under the Plan upon the exercise of an Option in the nature of a stock purchase right shall be reduced by the number of shares of Common Stock surrendered by the Holder in payment of the exercise or purchase price of the award and withholding taxes thereon.

3.2. CHARACTER OF SHARES. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.3. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Holder or a regular cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options, as may be determined to be appropriate by the Committee in order to prevent the dilution or enlargement of each Holder's rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4. ELIGIBILITY.

4.1. GENERAL. Awards under the Plan may be made to (i) officers and other key employees of the Company or any Subsidiary (including officers and key employees serving as directors of the Company) who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary; (ii) prospective employees of the Company or its Subsidiaries and (iii) Agents of the Company. The exercise of any Stock Option and the vesting of any award hereunder granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or a Subsidiary. The term "prospective employee" shall mean any person who holds an outstanding offer of regular employment on specific terms from the Company or a Subsidiary.

SECTION 5. STOCK OPTIONS.

5.1. GRANT AND EXERCISE. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve. The Committee shall have the authority to grant to any Holder hereof Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option (or portion thereof) does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

5.2. TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions:

               (a) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but except as otherwise provided in Section 5.3 in the case of Options granted to replace stock options issued by acquired companies, shall be not less than 100% of the Fair Market Value of the Common Stock at the time of grant (110%, in the case of an Incentive Stock Option granted to a Holder ("10% Shareholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code).

               (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date on which the Option is granted.

               (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

               (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Committee, free of any liens or encumbrances. Payment may also be made, in the discretion of the Company, by the delivery (including, without limitation, by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price. Except as otherwise expressly provided in this Plan or in the Agreement, no Stock Option granted to an employee or prospective employee may be exercised at any time unless the Holder thereof is then an employee of the Company or of a Subsidiary. The Holder of a Stock Option shall have none of the rights of a shareholder with respect to the shares subject to the Stock Option until such shares shall be transferred to the Holder upon the exercise of the Stock Option.

               (e) Buyout and Settlement Provisions. The Committee may at any time offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3. AWARDS FOR ACQUIRED COMPANIES. After any merger, consolidation, reorganization, stock or asset purchase or similar transaction in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant Options under the provisions of the Plan, pursuant to Section 424 of the Code or as is otherwise permitted under the Code, in full or partial replacement of or substitution for stock options granted under a plan of another party to the transaction whose shares of stock subject to the old options may no longer be issued following the transaction. The manner of application of the foregoing provisions to such options and any appropriate adjustments in the terms of such awards shall be determined by the Company in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any awards. The foregoing shall not be deemed to preclude the Company from assuming or substituting for stock options of acquired companies other than pursuant to this Plan.

SECTION 6. ACCELERATION.

6.1. ACCELERATION UPON CHANGE OF CONTROL. Unless the award Agreement provides otherwise or unless the Holder waives the application of this Section 6.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Stock Option granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement.



6.2. CHANGE OF CONTROL DEFINED. A "Change of Control" shall be deemed to have occurred upon any of the following events:

               (a) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

               (b) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

               (c) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

               PROVIDED, HOWEVER, that a "Change of Control" shall not be deemed to have taken place if (A) beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities, or (B) there is an increase by Lipha Americas, Inc. or its affiliates, in its stock ownership in the Company provided that after such increase, the Company is still a publicly owned corporation listed on a national securities exchange or quoted on the NASDAQ National Market System.

               (d) In the event of a "Change of Control" as defined in Subsection (a) above, all outstanding Stock Options, shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms, unless the provisions of this Section 6 are suspended or terminated by an affirmative vote of a majority of the Board.

6.3. GENERAL WAIVER BY COMMITTEE. The Committee may, after grant of an award, accelerate the vesting of all or any part of any Stock Option and/or waive any limitations or restrictions, if any, for all or any part of an award.

6.4. ACCELERATION UPON TERMINATION OF EMPLOYMENT. In the case of a Holder whose employment with the Company or a Subsidiary is involuntarily terminated for any reason (other than for cause), the Committee may accelerate the vesting of all or any part of any award and/or waive in whole or in part any or all of the remaining limitations or restrictions imposed hereunder or pursuant to the Agreement.

SECTION 7. FORFEITURE PROVISIONS FOLLOWING A TERMINATION OF EMPLOYMENT.

7.1. This Section 7.1 shall apply to all awards granted under this Plan except to the extent that the applicable award agreement provides otherwise. Notwithstanding any provision in this Plan to the contrary, in any instance where the rights of the Holder of an award granted under the Plan extend past the date of termination of the Holder's employment, all of such rights shall immediately and automatically terminate and be forfeited if, in the determination of the Committee, the Holder at any time during a twenty-four month period following his or her termination of employment, directly or indirectly, either (i) personally or (ii) as an employee, agent, partner, shareholder, officer or director of, consultant to, or otherwise of any entity or person engaged in any business in which the Company or any Subsidiary is engaged, or is actively proposing to engage at the time of such termination of employment, engages in conduct that breaches his or her duty of loyalty to the Company or any Subsidiary or that is in material competition with the Company or any Subsidiary or is materially injurious to the Company or any Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to: (i) disclosing or using any confidential information pertaining to the Company or any Subsidiary; (ii) any attempt, directly or indirectly, to induce any employee of the Company or any Subsidiary to be employed or perform services elsewhere; or (iii) any attempt, directly or indirectly, to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary; or (iv) disparaging the Company or any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section shall be made by the Committee, in its discretion, and shall be final and binding upon the Holder. A determination that any particular conduct, action or failure falls outside the scope of activities contemplated by this Section shall not imply that, or be determinative of whether, such conduct, action or failure is otherwise lawful or appropriate. For purposes of this paragraph, a Holder shall not be deemed to be a shareholder of a competing entity if the Holder's record and beneficial ownership of equity securities of said entity amount to not more than one percent (1%) of the outstanding equity securities of any company subject to the periodic and other reporting requirements of the Exchange Act. In the event the existence of any circumstance which would trigger the forfeiture of an award pursuant to this Section 7.1 but for the fact that said award has previously been converted into or exercised for other securities of the Company (e.g., upon the exercise of stock options), or converted into cash or other property (e.g., upon the sale by or for the account of the Holder of Common Stock acquired by him or her upon the exercise of Stock Options), whether before or after the termination of employment, then, in such event, said securities, or cash or other property, as the case may be, shall be deemed to be held in trust for the Company and shall be promptly paid over to the Company upon demand (net of any amounts that may have been theretofore actually paid by the Holder to the Company in respect thereof (e.g., as the cash exercise price of a warrant). By virtue of his or her acceptance of the award under the Plan to which this Agreement relates, the Holder shall be irrevocable deemed to have agreed to be bound by the provisions of this Section 7.1. The Holder further recognizes that (i) the Company would be irreparably injured in the event of a breach by the Employee of any of his obligations under this
Section 7; (ii) monetary damages would not be an adequate remedy for any such breach; and (iii) the Company shall be entitled to injunctive relief, in addition to any other remedies that it may have, in the event of any such breach.

SECTION 8. AMENDMENTS AND TERMINATION.

8.1. AMENDMENTS TO PLAN. The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the shareholders of the requisite number of outstanding shares of Common Stock if (a) it increases the aggregate number of shares of Common Stock which are available pursuant to the Plan, (except as provided in Section 3 hereof) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

8.2. AMENDMENTS TO INDIVIDUAL AWARDS. The Committee may amend the terms of any award granted under the Plan; provided, however, that subject to Section 3 hereof, no such amendment may be made by the Committee which in any material respect impairs the rights of the Holder without the Holder's consent.

SECTION 9. TERM OF PLAN.

9.1. EFFECTIVE DATE. The Plan shall be effective upon approval of the shareholders of the Company.

9.2. TERMINATION DATE. No award shall be granted pursuant to the Plan on or after the tenth anniversary of its effective date, but awards granted prior to or on such date may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

SECTION 10. GENERAL PROVISIONS.

10.1. INVESTMENT REPRESENTATIONS. The Committee may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

10.2. ADDITIONAL INCENTIVE ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

10.3. NO RIGHT OF EMPLOYMENT. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

10.4. WITHHOLDING TAXES. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

10.5. GOVERNING LAW. To the extent not preempted by the laws of the United States, the laws of the State of New Jersey, without reference to conflict of laws provisions, shall be the controlling law in all matters relating to the Plan and all awards made and actions taken thereunder.

10.6. OTHER BENEFIT PLANS. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

10.7. EMPLOYEE STATUS. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any awards granted under the Plan to an employee shall not be affected by any change of employment, so long as the Holder continues to be an employee of the Company or any Subsidiary.

10.8. NON-TRANSFERABILITY. Other than the transfer of a Stock Option by will, by the laws of descent and distribution, or pursuant to the express provisions of the applicable Agreement, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except as expressly provided in any applicable Agreement, any Stock Option or other award granted under this Plan shall be only exercisable during the lifetime of the Holder by the Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Company may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Holder, to trusts or partnerships for such family members, or to such other parties as the Committee may approve (as evidenced by the applicable award agreement or an amendment thereto), and the Company may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

10.9. APPLICABLE LAWS. The obligations of the Company with respect to all awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed or the NASDAQ National Market System if the Common Stock is designated for quotation thereon.

10.10. CONFLICTS. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

10.11. WRITTEN AGREEMENTS. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

10.12. COMMON STOCK CERTIFICATES. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may in lieu of such delivery requirement comply with the provisions of Section 14A:7-11 of the New Jersey Business Corporation Act. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.13. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

10.14. CERTAIN MERGERS. If in connection with a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company ("Merger") in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), does not assume the Company's rights and obligations under outstanding award agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any award that was permissible solely by reason of this Section 10.14 shall be conditioned upon the consummation of the Merger. Any awards which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

                         PHARMACEUTICAL RESOURCES, INC.

                    Proxy For Annual Meeting To Be Held on June 12, 2002

             THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned shareholder(s) of PHARMACEUTICAL RESOURCES, INC., a New Jersey corporation (the "Company"), hereby constitute(s) and appoint(s) Kenneth
I. Sawyer and Dennis J. O'Connor, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of the Company to be held at the Park Ridge Marriott, 300 Brae Blvd., Park Ridge, New Jersey, on June 12, 2002 at 10:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

(Continued and to be signed and dated on the reverse side.)

1.    ELECTION OF CLASS III DIRECTORS

      FOR ALL NOMINEES  [ ]    WITHHOLD AUTHORITY [ ]   *EXCEPTIONS  [ ]
      listed below             to vote for all
                               nominees listed
                               below

Nominees:   Class III:        Ronald M. Nordmann                  Arie Gutman


*EXCEPTIONS
            ------------------------------------------------------------------


2. To consider and act upon a proposal to amend the Company's 2001 Performance Equity Plan to increase the number of shares issuable under such Plan from 2,500,000 to 4,000,000 shares

      FOR [ ]                       AGAINST [ ]             ABSTAIN [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as set forth in Rule 14a-4c of the Securities Exchange Act of 1934, as amended.


                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                    Dated
                                          _________________________________ 2002

                                          _________________________________
                                                   Signature

                                          _________________________________
                                                Signature if held jointly

                                    Please sign exactly as name appears  hereon.
                                    When shares are held by joint tenants,  both
                                    should  sign.   When  signing  as  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title as such. If
                                    a corporation, please sign in full corporate
                                    name  by  President   or  other   authorized
                                    officer. If a partnership, please sign in partnership name by authorized person.